ARTICLES OF INCORPORATION
                                       OF

                         INDUSTRIAL AND PETROLEUM, INC.





                             FILED AT THE REQUEST OF

                                MAURICE CONSTANT

                              530 California Avenue

                                  Reno, Nevada

                                December 20, 1997
                                     (Date)


                         JOHN KOONTZ, Secretary of State

                               By /s/ John Koontz
                               Secretary of State


                                  No. 1121-1957

                               Filing Fee $750.00

                            ARTICLES OF INCORPORATION

                                       OF

                         INDUSTRIAL AND PETROLEUM, INC.


                  KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned, hereby associate ourselves into a corporation under and pursuant to the provisions and by virtue of the laws of the State of Nevada, as provided in the Corporation Act of 1925, and all Acts amendatory and supplemental thereto, and for that purpose do hereby make, subscribe, acknowledge, certify and set forth, as follows:
                  FIRST:   That the name of the corporation shall be:
                         INDUSTRIAL AND PETROLEUM, INC.
                  SECOND: The principal office or place of business of the corporation shall be located in Reno, Washoe County, Nevada, at 530 California Avenue, and the name of the resident agent therein and in charge of the principal office is MAURICE CONSTANT, but the corporation may maintain offices, agencies and places of business in any other state in the United States and in foreign countries without restriction as to place; and the corporation may keep such books, papers and records of the corporation as are not required by law to be kept within the State of Nevada, and as the directors may find convenient, in such offices, agencies and places of business.
                  THIRD: The nature of the business to be transacted and the objects and purposes to be promoted and carried on by the corporation shall be as follows:

                  (a) To mine, mill, stamp, reduce, smelt, purchase and sell ores and minerals and oil and other products and to construct such buildings and works as may be deemed proper therefor or for any of the purposes hereinafter mentioned; to drill for gas and oil, build refineries, sell and export products therefrom, to locate, purchase, hire, contract for or otherwise acquire, hold, use, sell, lease or otherwise dispose of any mines, minerals, oil lands, mining property, mill sites, tunnel sites, or interests in the same, and such other property as may be advantageous for the development of the same; to issue stock to the amount of the value thereof in payment therefor; to manufacture, purchase, acquire, erect, hold, use, sell and dispose of any mining or milling or smelting machinery and tools and materials suitable for or applicable to any such purposes, and to do and perform any and every act, work and labor necessary or advisable for the due economical and skillful working of such mine or mines and for the milling, smelting, reduction, extraction, transportation and sale of such ores or minerals and oil.
                  (b) To import, export, manufacture, acquire, buy, sell, exchange and deal at wholesale or retail, or both, and otherwise in and with goods, wares and merchandise for general use.
                  (c) To maintain stores and offices for the acquisition and sale, and to establish, erect, install, maintain, conduct and carry on factories, works, mills, plants, shops and warehouses necessary for the production and storage of all or any goods, wares and merchandise suitable or required for the business of the corporation.
                  (d) To manufacture, purchase, sell and deal in, export and import personal property of all kinds other than and in addition to goods, wares and merchandise hereinbefore set forth and described and to pledge, hypothecate, or otherwise encumber the same in any manner whatsoever, or to borrow thereon in such ways and to such extent as may be prescribed or required by the laws of any state of the United States or any other country.
                  (e) To mortgage, pledge, hypothecate and trade in all manner of goods, wares, merchandise, commodities and products including machinery and mechanical appliances of every description.
                  (f) To buy, sell, mortgage, own, hold, lease, develop and deal in and with real estate, and with any and all franchises, appurtenant, easements, privileges and rights thereto pertaining, and any interest therein, and to develop or improve the same in any manner deemed advantageous to the corporation; and to build, purchase or lease, dispose of, sell and mortgage buildings, houses and premises, plants factories, mills and structures of every description, used in connection with, or incident to, or which may be advantageous to the business of the corporation.
                  (g) To acquire by purchase, lease or otherwise, the good will, business, property, assets, franchises and rights, in whole or in part of any person, firm, association or corporation, and to assume all or any of the liabilities thereof and to pay for the same in cash or with the stock of this corporation or its debentures or bonds, or otherwise, and to hold, maintain, operate and conduct, as well as in any manner to dispose of, the whole or any part of the property so acquired, but always in accordance with, and subject to, the laws of the State of Nevada.
                  (h) To borrow money and contract debts when necessary for the transaction of the business of the corporation, for the exercise of its corporate rights, privileges or franchises, or for any other purpose of its incorporation; also to issue bonds, promissory notes, bills of exchange, debentures and other obligations and also evidences of indebtedness, payable at specified time or times, or payable upon the happening of a specified event or events, and when necessary to secure the same or any part thereof, or any part or parts of the same by mortgage, pledge or otherwise, for money borrowed or goods purchased or for payment of property bought or acquired or for any other lawful obligation; also to issue, sell and dispose of certificates of investment or participation certificates, upon such terms and under such conditions as are or may be prescribed by the laws of the State of Nevada, or by the By-Laws of the corporation.

                  (i) To loan the funds of the corporation upon notes, bonds, mortgages, deeds of trust, debentures or other securities, or property, real, personal or mixed, or otherwise.
                  (j) To receive, collect and dispose of principal and interest, dividends income, increment and profits upon or from all or any notes, stocks, bonds, deeds of trust, debentures, securities, obligations and other property held, owned or possessed by the corporation or any other person, firm or corporation as escrow or trustee or for the use and benefit of the corporation and to exercise in respect of all such stocks, bonds, mortgages, deeds of trust, notes, debentures, obligations, securities and all other property and any and all bonds, any and all rights of individual ownership thereof.
                  (k) To guarantee the payment of dividends or interest on shares of stock of this corporation or upon the contracts, stocks, bonds, or other securities or agreements of this corporation or of any other person or corporation, and also to become surety, guarantor or indemnitor in connection with any of the foregoing purposes for the payment of money or for the performance of other obligations.
                  (l) To purchase, acquire and to hold, use, operate, introduce, sell, assign or otherwise dispose of, hire, let or license, any patents, patent rights, licenses, trademarks, trade names, privileges, formulas, secret processes, and any and all inventions, improvements and processes used in connection with or secured under letters patent and grants of the United States of America or any other country or government, and which may appear likely to be advantageous or useful to the corporation, and to use, exercise, develop and grant licenses in respect of and to turn to account, manufacture, build and construct under such patents, licenses, processes and the like, inventions and improvements with the view of working and developing the same and effectuating the foregoing objects of any thereof.

                  (m) To act as agent, attorney in fact, trustee, or in any other representative capacity for other persons, firms or corporations.
                  (n) To guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock, or of any bonds, securities or evidence of indebtedness, created by any other corporation or corporations of the State of Nevada, or of any other state or government, and while owner of such stocks to exercise all the rights, powers and privileges of ownership, including the right to vote thereon.
                  (o) To purchase, hold, sell, transfer and reissue shares of its own capital stock, but always in accordance with, and as permitted by the laws of the State of Nevada, and by the By-Laws of the corporation.
                  (p) To enter into, make and perform contracts of every kind with any person, firm, association or corporation, public, private or municipal or any body politic, and with any state or with the government of the United States or any dependency thereof as well as any foreign government; and in general to carry on and conduct and engaged in any business in connection with the foregoing, either as manufacturer, dealer, principal, agent or otherwise permitted to corporations organized under the laws of Nevada.
                  (q) To establish, maintain, operate, conduct and carry on in the State of Nevada and in any or all of the several states, territories, possessions and dependencies of the United Sates, the District of Columbia, and in any foreign country, its business orany part or parts thereof and as many other businesses, stores, plants, factories, mills, warehouses, offices, and agencies as may be necessary or deemed expedient for the corporation and its business as well as for the extension, expansion, and exploitation of the affairs, operation and the benefit of the corporation.
                  (r) Any generally to do all and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or thing incidental or pertaining to or growing out of the aforesaid purposes or powers, or any of them, provided the same be not inconsistent with the laws of the State of Nevada; and also to exercise any and all of the powers conferred upon corporations by the laws of the State of Nevada which now exist or which may be hereafter conferred upon or granted to corporations by the laws of the said State of Nevada.
                  (s) In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized from time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of this corporation, or any of them other than the stock ledger, shall be open to inspection of the stockholders, and no stockholder shall have the right to inspect any account or book or document of the corporation, except as conferred by law or authorized by resolution of the directors or by the majority of the voting stockholders.
                  FOURTH: The maximum number of shares that the corporation is authorized to have outstanding at any time is FIVE MILLION (5,000,000) SHARES, of the par value of ONE DOLLAR ($1.00) per share. FIVE HUNDRED THOUSAND
(500,000) SHARES of said stock shall be voting common stock and FOUR MILLION FIVE HUNDRED THOUSAND (4,500,000) SHARES of said stock shall be non-voting common stock, all of which, both voting-common and non-voting common shall be fully paid and non-assessable.
                  FIFTH: The members of the governing board of the corporation shall be styled "Directors" and the number of such directors shall be three (3) and may be increased or decreased from time to time by resolution by the Board of Directors; provided said number of directors shall not be less than three
(3).

                  The names and postoffice address of the first Board of Directors shall be as follows:
                  NAME                                        ADDRESS
                  ----                                        -------
                  Maurice Constant                   Box 1607, Reno, Nevada
                  Benjamin J. Constant               Box 1607, Reno, Nevada
                  Elaine Constant                    Box 1607, Reno, Nevada

                  SIXTH: No paid up capital stock of the corporation and no stock issued as fully paid shall ever be assessable or assessed, nor shall any stockholder of the corporation be individually liable for the debts or liabilities thereof, and the provisions contained in this paragraph shall not be amended.
                  SEVENTH: The corporation is to have perpetual existence.
                  EIGHTH:  In  furtherance  and not in  limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized:
                           To make, alter and amend the By-Laws;
                           To set apart out of any of the funds of the
corporation available for dividends a reserve, and to authorize and cause to be executed mortgages and liens upon the property and franchises of this corporation;
                           To designate, by resolution passed by a majority of
the whole board, one or more committees, to the extent provided in such resolution or in the By-Laws of the corporation, shall have an may exercise any and/or all of the powers of the Board of Directors in the management of the business and affairs of this corporation and have power to authorize the seal of the corporation to be affixed to all papers which may require it; and
                           This corporation may, in its By-Laws confer powers
additional to the foregoing upon the directors, in addition to the powers and authorities expressly conferred upon them by law.

                  IN WITNESS WHEREOF, we have made, signed and executed the foregoing Articles of Incorporation this 19th day of December, 1957.

                                                    /s/ Maurice Constant
                                                    ----------------------------
                                                    /s/ Benjamin J. Constant
                                                    ----------------------------
                                                    /s/ Elaine Constant
                                                    ----------------------------

STATE OF NEVADA            )
                           ) ss.
COUNTY OF WASHOE           )

                  On this 19th day of December, 1957, before me, a Notary Public in and for said County and State, duly appointed, qualified and sworn, personally appeared Maurice Constant, Benjamin J. Constant and Elaine Constant, known to me to be the persons described in and who executed the foregoing Articles of Incorporation, and who severally acknowledged to me that they made, subscribed, acknowledged and executed the same freely and voluntarily and for the uses and purposes therein mentioned.
                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal, at my office in the City of Reno, County of Washoe, State of Nevada, the day and year first above written.

                                         -----------------------------
                                         Notary Public in and for the
                                         County of Washoe, State of Nevada

My Commission Expires:

----------------------

                           CERTIFICATE OF AMENDMENT OF

                            ARTICLES OF INCORPORATION
                                       OF

                         INDUSTRIAL AND PETROLEUM, INC.






                             FILED AT THE REQUEST OF

                                 ERNEST S. BROWN

                                  RENO, NEVADA

                                 April 15, 1958
                                     (Date)


                         JOHN KOONTZ, Secretary of State

                               By /s/ John Koontz
                               Secretary of State


                                  No. 1121-1957

                                Filing Fee $20.00

                            CERTIFICATE OF AMENDMENT
                            ------------------------
                                       of
                            ARTICLES OF INCORPORATION
                            -------------------------
                                       of
                         INDUSTRIAL AND PETROLEUM, INC.
                         ------------------------------


                  KNOW ALL MEN BY THESE PRESENTS, that pursuant to the provisions of Section 78.380 NRS, we hereby declare:
                  (1) The undersigned do hereby declare that they are all of the signers and original incorporators of Industrial and Petroleum, Inc.
                  (2) That the original Articles of Incorporation were filed with the Secretary of State on December 20, 1957, and with the County Clerk of Washoe County on the 18th day of February, 1958.
                  (3) That the undersigned hereby declare that to this date no part of the capital of the corporation has been paid.
                  That in accordance with the law aforesaid, Article Fourth of said original Articles of Incorporation of Industrial and Petroleum, Inc. is hereby amended to read as follows:
                  FOURTH: The maximum number of shares that the corporation is authorized to have outstanding at any time is FIVE MILLION (5,000,000) SHARES, all of which shares shall be common stock of the par value of One Dollars ($1.00) each.
                  IN WITNESS WHEREOF, we have made, signed, sealed and executed the foregoing Certificate of Amendment of Articles of Incorporation this 15th day of April, 1958.
                                                 /s/ Maurice Constant
                                                 --------------------
                                                 /s/ Benjamin J. Constant
                                                 ------------------------
                                                 /s/ Elaine Constant

STATE OF NEVADA            )
                           ) ss.
COUNTY OF WASHOE           )

                  On this 15th day of April, 1958, before me, a Notary Public in and for said County and State, duly appointed, qualified and sworn, personally appeared Maurice Constant, Benjamin J. Constant and Elaine Constant, known to me to be the persons described in and who executed the foregoing Certificate of Amendment of Articles of Incorporation, and who severally acknowledged to me that they made, subscribed, acknowledged and executed the same freely and voluntarily and for the uses and purposes therein mentioned.
                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal, at my office in the City of Reno, County of Washoe, State of Nevada, the day and year first above written.
                                                   /s/ Ernest S. Brown
                                                   -------------------
                                              Notary Public in and for the
                                              County of Washoe, State of Nevada

                                              My Commission Expires:____________

                 FILED
          IN THE OFFICE OF THE
       SECRETARY OF STATE OF THE
            STATE OF NEVADA

              JUL 27 1987
FRANKIE SUE DEL PAPA SECRETARY OF STATE
        /S/FRANKIE SUE DEL PAPA
              No. 1121-57
                  -------

                                    AMENDMENT

                       TO THE ARTICLES OF INCORPORATION OF

                         INDUSTRIAL AND PETROLEUM, INC.

                                    * * * * *

                  Pursuant to the provisions of Section 78.390 of the Nevada Revised Statutes, INDUSTRIAL AND PETROLEUM, INC. adopts the following amendment to its Articles of Incorporation:
                  1. The undersigned hereby certify that on Thursday, July 16, 1987, a Majority Meeting of the Board of Directors and Stockholders of INDUSTRIAL AND PETROLEUM, INC. was duly held and convened in Reno, Nevada at which time the following resolution was duly adopted:
                  To Amend Article One to change the name of the corporation to:

                                  PERSHING GOLD

                  IN WITNESS WHEREOF, the undersigned, being the President of INDUSTRIAL AND PETROLEUM, INC. hereunto affixes his signature this 23rd day of July, 1987.
                                                /s/ H. F. Anderson
                                                ------------------
                                                H. F. ANDERSON
                                                P. O. BOX 565
                                                MEADOW VISTA, CA    95722

STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF PLACER           )

                  On this 23rd day of July, 1987, before me, the undersigned, a Notary Public, personally appeared H. F. ANDERSON, known to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

OFFICIAL SEAL                                         /s/ Krista Brock Jones
KRISTINE BROCK-JONES                                  ----------------------
NOTARY PUBLIC CALIFORNIA                              NOTARY PUBLIC
PLACER COUNTY

My Commission Expires:
      8-25-89
      -------


                  IN WITNESS WHEREOF, the undersigned, being the Secretary
of INDUSTRIAL AND PETROLEUM, INC. hereunto affixes his signature this 23rd day of July, 1987.
                                                              /s/ Dan O. Barrus
                                                              -----------------
                                                              DAN O. BARRUS
                                                              P.O. BOX 1007
                                                              PORTOLA, CA 96122

STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF PLUMAS           )

                  On this 24th day of July, 1987, before me, the undersigned, a Notary Public, personally appeared DAN O. BARRUS, known to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

                                                              /s/ Marci Trimlett
                                                              ------------------
                                                              NOTARY PUBLIC
My Commission Expires:
      11-25-88                                              OFFICIAL SEAL
      --------                                              MARCI TRIMLETT
                                                       NOTARY PUBLIC CALIFORNIA
                                                            PLUMAS COUNTY

                 FILED
          IN THE OFFICE OF THE
       SECRETARY OF STATE OF THE
            STATE OF NEVADA

              NOV 24 1987
FRANKIE SUE DEL PAPA SECRETARY OF STATE
        /S/FRANKIE SUE DEL PAPA
              No. 1121-57
                  -------



                                    AMENDMENT

                       TO THE ARTICLES OF INCORPORATION OF

                                  PERSHING GOLD

                                    * * * * *

                  Pursuant to the provisions of Section 78.385 of the Nevada Revised Statutes, PERSHING GOLD adopts the following amendments to its Articles of Incorporation:
                  1. The undersigned hereby certify that on the 25th day of September, 1987, a Special Meeting of the Board of Directors was duly held and convened at which time there was present a quorum of the Board of Directors acting throughout all proceedings, and at which time the following resolution was duly adopted by the Board of Directors:


                  BE IT RESOLVED:  That the Secretary of the
                  corporation,   Dan   Burris,   is   hereby
                  authorized  and directed to call a special
                  meeting  of  the   stockholders  to  amend
                  Article    Four   of   the   Articles   of
                  Incorporation    to   provide   that   the
                  corporation shall have the authority to issue an aggregate of 50,000,000 shares of capital stock, having a par value of $0.10 per share.

                  2. A Special Meeting of the Shareholders of Pershing Gold was held on September 25, 1987, in Reno, Nevada, and with regard thereto, the undersigned certify as follows:
                           a. Notice of the Special Meeting of Shareholders was waived by a majority of the outstanding stock.
                           b.      The   proposal  to  Amend  the  Articles  of
                                   Incorporation, which is set forth below, was
                                   adopted   by    2,850,000    shares    which
                                   constitutes a majority of the outstanding stock.

                  ARTICLE FOUR: [CAPITAL STOCK] The corporation shall have the authority to issue an aggregate of FIFTY MILLION SHARES (50,000,000) of capital stock with each share having a par value of TEN CENTS ($0.10) per share. All stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled, as such, to any pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or hereafter be authorized to issue. Each share of capital stock shall be entitled to one vote at stockholders' meetings, either in persons or by proxy. Cumulative voting for the election of directors, whether at an annual or special meeting of stockholders, shall not be permitted.
                  IN WITNESS WHEREOF, the undersigned hereunto affix their signatures this 2nd day of November, 1987.

ATTEST:                                               PERSHING GOLD

    /s/ Dan O Barris                                  By  /s/ H. F. Anderson
    ----------------                                  --  ------------------
         Secretary                                    President

STATE OF NEVADA            )
                           : ss.
COUNTY OF WASHOE           )

                  On this 2nd day of November, 1987, before me, the undersigned, a Notary Public in and for the State of Nevada, personally appeared the duly elected President, the duly elected Secretary of Pershing Gold, known to be the persons described in and who executed the foregoing Amendment to the Articles of Incorporation and who acknowledged to me that they executed the same freely and voluntarily on behalf of and in their capacities as the President and Secretary, respectively, of Pershing Gold. I have hereunto set my hand and affixed my official seal the day and year first above written.

LINDA GILLESPIE
NOTARY PUBLIC - NEVADA                                      /s/ Linda Gillespie
DOUGLAS COUNTY                                              -------------------
                                                            Notary Public

My Commission Expires:

      4-20-1990
      ---------

                                    AMENDMENT

                       TO THE ARTICLES OF INCORPORATION OF

                                  PERSHING GOLD

                                    * * * * *

                  Pursuant to the provisions of the Nevada Revised Statutes, PERSHING GOLD adopts the following amendments to its Articles of Incorporation:
                  1. The undersigned hereby certifies that on the 31st day of May, 1996, a Special Meeting of the Board of Directors of Pershing Gold was duly held and convened at which time there was present a quorum of the Board of Directors acting throughout all proceedings, and at which time the following resolution was duly adopted by the Board of Directors: BE IT RESOLVED: That the Secretary of the corporation is hereby authorized and directed to obtain the written consent of stockholders owning at least a majority of the voting power of the outstanding stock of the corporation to call a Special Meeting of Stockholders to be held on Friday, May 31, 1996, at 9:30 o'clock a.m., local time, at 50 West Liberty Street, Suite 880, Reno, Nevada 89501 for the following purposes:

(a) To consider and vote upon a proposal to amend the corporation's Articles of Incorporation as follows:

         (I)      To change the name of the
                  corporation to: PERSHING PRODUCTS,
                  INC.

         (II)     To change the capitalization of the
                  corporation to authorize an increase
                  in the number of shares from
                  50,000,000 shares of capital stock,
                  par value $0.10 per share, to ONE
                  HUNDRED MILLION (100,000,000) shares
                  of stock, par value ONE MILL
                  ($0.001) per share.

(b) To consider and vote upon a proposal to effect a reverse split of the stock of the corporation on a basis of seven (7) shares of the presently outstanding stock being surrendered for one (1) share of the newly authorized stock.

                  2. Pursuant to the provisions of the Nevada Revised Statutes, a majority of the stockholders holding 3,600,000 shares of the 7,000,000 shares outstanding of Pershing Gold gave their written consent that a Special Meeting of the Shareholders be held on Friday, May 31, 1996, at 9:30 o'clock a.m., local time, at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, and with regard thereto, the undersigned certify as follows:

                           a. The proposal to amend Article One which is set forth below was adopted by 3,600,000 shares. There were no shares voting against the proposal and no shares abstained from voting.

                           b. The proposal to Amend Article Four of the Articles of Incorporation, which is set forth below, was adopted by 3,600,000 shares. There were no shares voting against the proposal and no shares abstained from voting.

                  ARTICLE ONE:      [NAME]  The name of the corporation is:
                             PERSHING PRODUCTS, INC.
                  ARTICLE FOUR: [CAPITAL STOCK] The corporation shall have authority to issue an aggregate of ONE HUNDRED MILLION (100,000,000) shares of Common Stock, Par Value $0.001 per share.
                  All common stock when issued shall be fully paid and nonassessable. No holder of shares of common stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities which the corporation may now or hereafter be authorized to issue.
                  The corporation's common stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

                  Holders of the corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meeting, whether they be annual or special.

                  c. The proposal to effect a reverse split of the common stock of the corporation on the basis of the surrender of seven (7) shares of the presently outstanding stock for one (1) share of the newly authorized Common Stock was adopted by 3,600,000 shares. There were no shares voting against the proposal and no shares abstained from voting.

                  IN WITNESS  WHEREOF,  the undersigned  being the President and
Secretary  of  Pershing  Gold,  a  Nevada  corporation,   hereunto  affix  their
signatures this 31st day of May, 1996.
                                                 PERSHING GOLD
                                                 By  /s/ Cecil Ann Walker
                                                 --  --------------------
                                                 President



                                                 By /s/ Amanda W. Cardinalli
                                                 ---------------------------
                                                 Secretary

                 FILED
          IN THE OFFICE OF THE
       SECRETARY OF STATE OF THE
            STATE OF NEVADA

              JUL 25 1997
    DEAN HELLER SECRETARY OF STATE
              /S/DEAN HELLER
              No. C1121-57
                  --------



                                    AMENDMENT

                       TO THE ARTICLES OF INCORPORATION OF

                             PERSHING PRODUCTS, INC.

                                    * * * * *

                  Pursuant to the provisions of the Nevada Revised Statutes, PERSHING PRODUCTS, INC., a Nevada corporation, adopts the following amendments to its Articles of Incorporation:
                  1. The undersigned hereby certifies that on the 24th day of July, 1997, a Special Meeting of the Board of Directors of Pershing Products, Inc. was duly held and convened at which time there was present a quorum of the Board of Directors acting throughout all proceedings, and at which time the following resolution was duly adopted by the Board of Directors:
BE IT RESOLVED: That the Secretary of the corporation is hereby authorized and directed to obtain the written consent of stockholders owning at least a majority of the voting power of the outstanding stock of the corporation to call a Special Meeting of Stockholders to be held on Thursday, July 24, 1997, at 9:30 o'clock a.m., local time, at 50 West Liberty Street, Suite 880, Reno, Nevada 89501 for the following purposes:

(a) To consider and vote upon a proposal to amend the corporation's Articles of Incorporation as follows:

         (i)      To change the name of the
                  corporation to:
                  ROYAL AMERICAN MINING PROPERTIES,
                  LTD.

         (ii) To change the capitalization of the corporation with authorized capitalization to remain at ONE HUNDRED MILLION (100,000,000) shares of stock, par value ONE MILL ($0.001) per share., and

(b) To consider and vote upon a proposal to effect a reverse split of the stock of the corporation on a basis of three (3) shares of the presently outstanding stock being surrendered for one (1) share of Royal American Mining Properties, Ltd.

                  2. Pursuant to the provisions of the Nevada Revised Statutes, a majority of the stockholders holding 800,000 shares of the 1,437,000 shares outstanding of Pershing Products, Inc. gave their written consent that a Special Meeting of the Shareholders be held on Thursday, July 24, 1997, at 9:30 o'clock a.m., local time, at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, and with regard thereto, the undersigned certify as follows:

                           a.       The  proposal to amend  Article One which is
                                    set  forth  below  was  adopted  by  800,000
                                    shares. There were no shares voting against the proposal and no shares abstained from voting.

                           b. The proposal to Amend Article Four of the Articles of Incorporation, which is set forth below, was adopted by 800,000 shares. There were no shares voting against the proposal and no shares abstained from voting.

                  ARTICLE ONE:      [NAME]  The name of the corporation is:
                     ROYAL AMERICAN MINING PROPERTIES, INC.
                  ARTICLE FOUR: [CAPITAL STOCK] The corporation shall have authority to issue an aggregate of ONE HUNDRED MILLION (100,000,000) shares of Common Stock, Par Value $0.001 per share.
                  All common stock when issued shall be fully paid and nonassessable. No holder of shares of common stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities which the corporation may now or hereafter be authorized to issue.
                  The  corporation's  common  stock may be issued  and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.
                  Holders of the corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meeting, whether they be annual or special.
                  c. The proposal to effect a reverse split of the common stock of the corporation on the basis of the surrender of three (3) shares of the presently outstanding stock for one (1) share of the capital was adopted by 800,000 shares. There were no shares voting against the proposal and no shares abstained from voting.

                  IN WITNESS WHEREOF, the undersigned being the President and Secretary of Pershing Products, Inc., a Nevada corporation, hereunto affix their signatures this 24th day of July, 1997.
                                                   PERSHING GOLD
                                                   By  /s/ Cecil Ann Walker
                                                   --  --------------------
                                                   President



                                                   By /s/ Amanda W. Cardinalli
                                                   ---------------------------
                                                   Secretary

STATE OF NEVADA            )
                           : ss.
COUNTY OF WASHOE           )

                  On the 24th day of July, 1997, before me, the undersigned, a Notary Public in and for the State of Nevada, personally appeared CECIL ANN WALKER, President and AMANDA W. CARDINALLI, Secretary of PERSHING PRODUCTS, INC., A Nevada corporation, known to be the persons described in and who executed the foregoing instrument, and who acknowledged to me that they executed the same freely and voluntarily, in behalf of and in their capacities as the President and Secretary respectively of Pershing Products, Inc. for the uses and purposes therein mentioned.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                                    /s/ Margaret Oliver
                                                    -------------------
                                                    Notary Public
                                                    Residing in Reno, Nevada

My Commission Expires:

   October 10, 1998                               MARGARET A. OLIVER
   ----------------                          Notary Public - State of Nevada
                                           Appointment Recorded in Washoe County
                                            MY APPOINTMENT EXPIRES OCT. 10, 1998

                 FILED
          IN THE OFFICE OF THE
       SECRETARY OF STATE OF THE
            STATE OF NEVADA

              JAN 30 1998
    DEAN HELLER SECRETARY OF STATE
              /S/DEAN HELLER
              No. C1121-57
                  --------



                                    AMENDMENT

                       TO THE ARTICLES OF INCORPORATION OF

                     ROYAL AMERICAN MINING PROPERTIES, LTD.

                                    * * * * *

                  Pursuant to the provisions of the Nevada Revised Statutes, ROYAL AMERICAN MINING PROPERTIES, LTD., a Nevada corporation, adopts the following amendments to its Articles of Incorporation:
                  1. The undersigned hereby certifies that on the 30th day of January, 1998, a Special Meeting of the Board of Directors of Royal American Mining Properties, Ltd. was duly held and convened at which time there was present a quorum of the Board of Directors acting throughout all proceedings, and at which time the following resolution was duly adopted by the Board of
Directors:
BE IT RESOLVED: That the Secretary of the corporation is hereby authorized and directed to obtain the written consent of stockholders owning at least a majority of the voting power of the outstanding stock of the corporation to call a Special Meeting of Stockholders to be held on Friday, January 30, 1998, at 9:30 o'clock a.m., local time, at 50 West Liberty Street, Suite 880, Reno, Nevada 89501 for the following purposes:

(a) To consider and vote upon a proposal to amend the corporation's Articles of Incorporation as follows:

         (i)      To change the name of the
                  corporation to:

                  CAPITA RESEARCH GROUP, INC.

         (ii) To consider and vote upon a proposal to effect a forward split of the stock of the corporation on a basis of one (1) share of the presently outstanding stock being surrendered for two (2) shares of Capita Research Group, Inc.

                  2. Pursuant to the provisions of the Nevada Revised Statutes, a majority of the stockholders holding 265,631 shares of the 479,000 shares outstanding of Royal American Mining Properties, Ltd. gave their written consent that a Special Meeting of the Shareholders be held on Friday, January 30, 1998, at 9:30 o'clock a.m., local time, at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, and with regard thereto, the undersigned certify as follows:

                           (a)      The  proposal to amend  Article One which is
                                    set  forth  below  was  adopted  by  265,631
                                    shares. There were no shares voting against the proposal and no shares abstained from voting.

                  ARTICLE ONE:      [NAME]  The name of the corporation is:

                           CAPITA RESEARCH GROUP, INC.

                  (b) The proposal to effect a forward split of the common stock of the corporation on the basis of the surrender of one (1) share of the presently outstanding stock for two (2) share of the capital was adopted by 265,631 shares. There were no shares voting against the proposal and no shares abstained from voting.

                  IN WITNESS WHEREOF, the undersigned being the President and Secretary of Royal American Mining Properties, Ltd., a Nevada corporation, hereunto affix their signatures this 30th day of January, 1998.
                                           ROYAL AMERICAN MINING
                                           PROPERTIES, LTD.


                                           By  /s/ Cecil Ann Walker
                                           --  --------------------
                                           President

                                           By /s/ Alexander H. Walker, Jr.
                                           -------------------------------
                                           Secretary

STATE OF NEVADA            )
                           ) ss.
COUNTY OF WASHOE           )

                  On the 30th day of January, 1998, before me, the undersigned, a Notary Public in and for the State of Nevada, personally appeared CECIL ANN WALKER, President and ALEXANDER H. WALKER, JR., Secretary of ROYAL AMERICAN MINING PROPERTIES, LTD., A Nevada corporation, known to be the persons described in and who executed the foregoing instrument, and who acknowledged to me that they executed the same freely and voluntarily, in behalf of and in their capacities as the President and Secretary respectively of Royal American Mining Properties, Ltd. for the uses and purposes therein mentioned.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                                   /s/ Mark Miller
                                                   ---------------
                                                   Notary Public
                                                   Residing in Reno, Nevada

My Commission Expires:

   October 7, 1998
   ---------------                           MARK MILLER
                                     Notary Public - State of Nevada
                                   Appointment Recorded in Washoe County
                                    MY APPOINTMENT EXPIRES OCT. 7, 1998